                                                                   EXHIBIT 10.21


                  MULTIPLE DEALER SALES LOCATION(S) AMENDMENT
                                       to
        MOTOROLA AUTHORIZED TWO-WAY RADIO DEALER AGREEMENT ("AGREEMENT")
                                    between
                          MOTOROLA, INC. ("Motorola")

                       BearCom Operating L.P. ("Dealer")


     Pursuant to Paragraph 2(f) of the Agreement, in addition to the Dealer sales location shown on the first page of the Agreement ("Dealer's Primary Location"), Motorola, via this amendment, consents to Dealer's sale of the Products and offering of Network Services and Maintenance from only the additional Dealer location(s) identified below. This consent is conditioned on the following:

1. (a) Separate Areas of Primary Marketing Responsibility ("Areas") and/or SMR's and/or CR's and/or Maintenance counties for each Dealer location listed below must be identified in Attachments A and B to the Agreement.

(b) Those separate Areas, SMR's, CR's and/or Maintenance counties must be approved, in writing, by the Motorola Division General Manager responsible for the applicable geographic areas in which those Areas, SMR's, CR's and/or Maintenance counties are located in.

(c) Absent (a) and (b) above, the Area, SMR's, CR's and/or Maintenance counties for all additional Dealer locations listed below, shall be the same, under the Agreement, as for the Dealer's Primary Location.

2. Dealer shall, at all times, keep its personnel at all Dealer locations listed in the Agreement and this amendment informed of Dealer's obligations and duties under the Agreement including, without limitation, the matters set forth in this amendment.

                          Additional Dealer Locations

Additional Dealer Address            Geographic Motorola Div.            Resp. Div. Gen. Mgr. Approval
-------------------------            ------------------------            -----------------------------


                                      "See Attached Listing"
-------------------------             ----------------------             -----------------------------

-------------------------             ----------------------             -----------------------------

-------------------------             ----------------------             -----------------------------

-------------------------             ----------------------             -----------------------------

-------------------------             ----------------------             -----------------------------

3. Upon written notice to Dealer, Motorola, in its sole discretion, may, at any time and for Motorola's convenience, withdraw its consent to the additional Dealer sales locations set forth in this amendment without obligation or liability to Dealer.

Except as specifically amended above, the Agreement remains in full force and effect in accordance with its terms and conditions.

MOTOROLA, INC.                                    DEALER

                                                  PAGE COM GP INC

By:  /s/ LEO ZIMINSKY                             By:  /s/ JOHN P. WATSON, Pres.
   ------------------------------------               -----------------------------------
          (Authorized Signature)                           (Authorized Signature)

Print Name:    Leo Ziminsky                       Print Name:
               V.P. and General Manager                      ----------------------------
           ----------------------------
Title:     Division General Manager               Print Title:   Gen'l Partner
                           SEP 20 1996                        ---------------------------
                                                              General Partner of Bearcom Operating